Exhibit 13.1

CERTIFICATION OF DANIEL VASELLA, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF

NOVARTIS AG, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Novartis AG (the “Company”) on Form 20-F for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), the undersigned officer of the Company hereby certifies that to the best of such officer’s knowledge:

1.                                       The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ DANIEL VASELLA
	Name:	Daniel Vasella
	Title:	Chairman and Chief Executive Officer
Date: January 28, 2008